[LOGO] PRUDENTIAL                                 APPLICATION FOR LIFE INSURANCE
                                                                OR POLICY CHANGE

[ ] The Prudential Insurance Company of America
[X] Pruco Life Insurance Company, A SUBSIDIARY OF
    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PART 1        POLICY NUMBER  XX XXX XXX         [ ]CHECK HERE IF POLICY CHANGE.
================================================================================
A ABOUT THE   1. Name of primary proposed insured (OR CURRENT INSURED PERSON, IF
  PRIMARY        POLICY CHANGE)                  John Doe
  PROPOSED       --------------------------------------------------------------
  INSURED        (FIRST NAME, MIDDLE INITIAL, LAST NAME)

              2. Social Security number  XXX-XX-XXXX
                                       --------------------------
              3. Sex  [ ] female    [X] male

              4. Marital status  [ ] single  [X] married  [ ] widowed
                 [ ] separated  [ ] divorced

              5. Date of birth  3/1/64
                                --------------
                                month day year
              6. Age   35
                       --
              7. State of birth (COUNTRY IF NOT U.S.)  (name of State)
                                                       ---------------
              8. Billing address  123 Main Street, Any City, Any State  XXXXX
                                  ---------------------------------------------
                                  (STREET, CITY, STATE, ZIP)

                                  ---------------------------------------------

              9. Home address   _______________________________________________
                 (IF DIFFERENT) (STREET, CITY, STATE, ZIP)

                                _______________________________________________

             10. Home telephone number      (XXX) XXX-XXXX
                                             ---------------------
             11. Business telephone number  (XXX) XXX-XXXX
                                             ---------------------
             12. Current employer    ABC Company
                                  ---------------------------------------------

             13. List all existing life insurance coverage. [ ] Check here if none.
                                           Year      Type of        To be
             Company             Amount    Issued    insurance      replaced?
             ----------------------------------------------------------------
                                                     [ ] Individual  [ ] Yes
                                 $                   [ ] Group       [ ] No
             ----------------------------------------------------------------
                                                     [ ] Individual  [ ] Yes
                                 $                   [ ] Group       [ ] No
             ----------------------------------------------------------------
                                                     [ ] Individual  [ ] Yes
                                 $                   [ ] Group       [ ] No
             ----------------------------------------------------------------
                                                     [ ] Individual  [ ] Yes
                                 $                   [ ] Group       [ ] No
             ----------------------------------------------------------------
                                                     [ ] Individual  [ ] Yes
                                 $                   [ ] Group       [ ] No
             ----------------------------------------------------------------
================================================================================

B ALL OTHER    Name           relationship to primary     sex     date of birth    age     state of birth     total life insurance
  PROPOSED     (FIRST,        proposed insured            (F/M)   (M/D/Y)                  (COUNTRY IF NOT    in all companies
  INSUREDS     INITIAL, LAST)                                                              U.S.)
  (INCLUDE     ___________________________________________________________________________________________________________________
  APPLICANT IF ___________________________________________________________________________________________________________________
  REQUESTING   ___________________________________________________________________________________________________________________
  APPLICANT'S  ___________________________________________________________________________________________________________________
  WAIVER OF    ___________________________________________________________________________________________________________________
  PREMIUM      ___________________________________________________________________________________________________________________
  [AWP]        ___________________________________________________________________________________________________________________
  BENEFIT)     ___________________________________________________________________________________________________________________
               ___________________________________________________________________________________________________________________
               ___________________________________________________________________________________________________________________

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ORD 96200-98

PART 1                           APPLICATION FOR LIFE INSURANCE OR POLICY CHANGE
================================================================================
C COVERAGE     1. Plan of insurance   Variable Universal Life
  INFORMATION                         ------------------------------------------
                  if applicable to the plan, check one. [ ] Level Death Benefit
                                                      [X] Variable Death Benefit
               2. Initial amount of insurance     $100,000
                                                  -----------------
               3. Supplementary benefits and riders
                  [ ] Waiver of Premium
                  [ ] Accidental Death Benefit  $_________________
                  [ ] Applicant's Waiver of Premium
                  [ ] Option to Purchase Additional Insurance (OPAI) $__________
                  [ ] Automatic Premium Loan
                  [ ] Option to Purchase Paid-up Life Insurance Additions
                      (INCLUDE DETAILS IN SECTION G, SPECIAL REQUESTS)
                  [ ] Acceleration of Death Benefits
                      (Living Needs Benefit)

                  Other riders and benefits (INDICATE AMOUNT WHERE APPLICABLE)
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
================================================================================
D BENEFICIARIES 1. BENEFICIARY INFORMATION   Relationship to primary
  AND                       Name             proposed insured              Age
  OWNERSHIP                 --------------------------------------------------
  (IF TRUST,    Primary     Mary Doe         Spouse                        35
  PROVIDE NAME  (CLASS 1)   --------------------------------------------------
  OF TRUST,                 __________________________________________________
  TRUSTEE AND   Contingent  Robert Doe       Son                           10
  DATE OF       (CLASS 2)   --------------------------------------------------
  TRUST)                    __________________________________________________

                2. Is the policyowner someone other than the primary proposed insured?  [ ] Yes  [X] No
                   (IF YES, PROVIDE INFORMATION REQUESTED BELOW.)
                   Name __________________________________Date of birth __/__/__
                      (FIRST NAME, MIDDLE INITIAL, LAST NAME)     MONTH DAY YEAR

                   Address _____________________________________________________
                           (STREET, CITY, STATE, ZIP)
                           _____________________________________________________

================================================================================
E PAYMENT       1a. Within the past 90 days, has any proposed insured been
  INFORMATION       hospitalized or been advised by a member of the medical
                    profession that he or she needs hospitalization for any reason other than for normal pregnancy or well-baby care?
                    [ ] Yes [X] No

                 b. Within the past 12 months, has any proposed insured received treatment or advice from a member of the medical profession for heart disease, chest pain, stroke or cancer (except skin)? [ ] Yes [X] No

                2. Is a medical examination required on the primary proposed insured? [ ] Yes [X] No second proposed insured? [ ] Yes [X] No

                3.  Premium payment mode (COLLECT FULL MODAL PREMIUM IF PREPAID)
                    [X] Annual   [ ] Semiannual  [ ] Quarterly  [ ] Monthly
                    [ ] Electronic Funds Transfer (EFT)  [ ] Payroll Budget
                    [ ] Government Allotment

                4. Amount of prepayment submitted with this application $350.73 (INCLUDE ANY UNSCHEDULED PREMIUM PAYMENTS)
                    [ ] None (MUST BE NONE IF 1a OR 1b IS YES, EXCEPT FOR
                        GIBRALTAR [GIB] PRODUCTS)

                5.  Date prepayment collected,   7/1/99
                                             --------------
                                             MONTH DAY YEAR
================================================================================
F REPLACEMENT  For any proposed insured, would this insurance replace or cause a change in any existing insurance or annuity in any company?
               (IF YES, ENCLOSE ALL REQUIRED REPLACEMENT FORMS.)
               [ ] Yes [X] No
================================================================================
G SPECIAL
  REQUESTS



================================================================================

ORD 96200-98

PART 1                           APPLICATION FOR LIFE INSURANCE OR POLICY CHANGE
================================================================================
H BACKGROUND   1. Has either the primary proposed insured or second proposed
  ON PROPOSED     insured (if any) ever used tobacco or other nicotine products
  INSUREDS        such as cigarettes, cigars, pipe, chewing tobacco, snuff,
                  nicotine gum or nicotine patch? (IF YES, PROVIDE DATE WHEN
                  LAST USED AND INDICATE ALL TYPES OF PRODUCTS.) [ ] Yes [X] No

                                             DATE (MO., YR.)     PRODUCT(S)
                  Primary proposed insured   _______________  __________________
                                             _______________  __________________
                  Second proposed insured    _______________  __________________
                                             _______________  __________________

               2. What are the occupation and duties of the primary proposed insured? Manager & Administrative Duties
                  --------------------------------------------------------------

               3. Within the last two years, has any proposed insured done or does he or she plan to do the following:

                  a. operate or have any duties aboard an aircraft, glider,
                     balloon or similar device?  [ ] Yes [X] No
                     (IF YES, COMPLETE AVIATION QUESTIONNAIRE.)

                  b. participate in hazardous sports, such as auto, motorcycle, snowmobile or powerboat competitions/exhibitions, scuba diving, mountain climbing, parachuting, skydiving or any other such sport or hobby? (IF YES, COMPLETE AVOCATION QUESTIONNAIRE.) [ ] Yes [X] No

               4. Is any proposed insured applying for or requesting
                  reinstatement or policy change(s) of any other life or health insurance policy? (IF YES, PROVIDE INSURANCE COMPANY, POLICY PLAN AND AMOUNT.) [ ] Yes [X] No
                  ______________________________________________________________
                  ______________________________________________________________

               5. Has any proposed insured been convicted of, or currently charged with, the commission of any criminal offense - other than the violation of a motor vehicle law - within the last
                  10 years?  [ ] Yes [X] No
                  (IF YES, PROVIDE DETAILS.) ___________________________________
                  ______________________________________________________________

               6. a. Driver's license number and state of issue of primary proposed insured _____________________________________________
                  XXXXX-XXXXX-XXXXX (name of State)
                  --------------------------------------------------------------

                  b. In the last three years, has any proposed insured

                     (1) had a driver's license denied, suspended or revoked?
                         [ ] Yes [X] No

                     (2) been convicted of or cited for
                         (a) three or more moving violations? [ ] Yes [X] No
                         (b) driving under the influence of alcohol or drugs?
                             [ ] Yes [X] No

                     (3) been involved as a driver in two or more auto
                         accidents? [ ] Yes [X] No

                     (IF YES TO ANY OF THE ABOVE, PROVIDE DETAILS, INCLUDING TYPE OF VIOLATION, ACCIDENT, OR REASON FOR DENIAL, SUSPENSION OR REVOCATION.) ________________________________
                  ______________________________________________________________
                  ______________________________________________________________

               7. Does any proposed insured plan to live or travel outside the
                  United States or Canada within the next 12 months? (IF YES, LIST COUNTRIES AND PURPOSE AND DURATION OF EACH TRIP.)
                  [ ] Yes [X] No
                  ______________________________________________________________
                  ______________________________________________________________

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I ADDITIONAL   COMPLETE ONLY IF THIS IS AN APPLICATION FOR ADDITIONAL COVERAGE
  COVERAGE     ON A PERSON ALREADY COVERED BY A PRUDENTIAL OR PRUCO POLICY WITH
               AN APPLICATION DATE WITHIN THREE MONTHS OF THE DATE OF THIS
               APPLICATION.

               To the best of your knowledge, has the health or the mental or physical condition of any person proposed for insurance changed since the answers and statements were given in the application included in policy number __________? [ ] Yes [ ] No

               (IF YES, COMPLETE THE APPROPRIATE PART 2 MEDICAL INFORMATION
               SECTION.)
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J CHANGES      Changes made by the Company (NOT APPLICABLE IN NEW MEXICO OR WEST
               VIRGINIA)

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ORD 96200-98

PART 2  MEDICAL INFORMATION      APPLICATION FOR LIFE INSURANCE OR POLICY CHANGE
================================================================================
K PHYSICIAN    PRIMARY PROPOSED INSURED
  INFORMATION
               PHYSICIAN LAST CONSULTED

               Name         Dr. William Smith
                       ---------------------------------------------------------
               Address      23 Main Street
                       ---------------------------------------------------------
                       (STREET, CITY, STATE, ZIP)

                            Any City, Any State  XXXXX
                       ---------------------------------------------------------

               Telephone number (XXX) XXX-XXXX   Date last seen   10-1-97
                                ----------------                ----------------
               Reason last seen    Cold
                               -------------------------------------------------

               PRIMARY PHYSICIAN

               Name         Dr. William Smith
                       ---------------------------------------------------------
               Address      23 Main Street
                       ---------------------------------------------------------
                       (STREET, CITY, STATE, ZIP)

                            Any City, Any State  XXXXX
                       ---------------------------------------------------------

               Telephone number (XXX) XXX-XXXX   Date last seen   10-1-97
                                ----------------                ----------------
               Reason last seen    Cold
                               -------------------------------------------------


               SECOND PROPOSED INSURED OR APPLICANT FOR APPLICANT'S WAIVER OF PREMIUM (AWP)

               PHYSICIAN LAST CONSULTED

               Name    _________________________________________________________

               Address _________________________________________________________
                       (STREET, CITY, STATE, ZIP)
                       _________________________________________________________

               Telephone number (___)___________ Date last seen ________________

               Reason last seen ________________________________________________

               PRIMARY PHYSICIAN

               Name    _________________________________________________________

               Address _________________________________________________________
                       (STREET, CITY, STATE, ZIP)
                       _________________________________________________________

               Telephone number (___)___________ Date last seen ________________

               Reason last seen ________________________________________________

================================================================================
L PHYSICAL                                   Height         Weight
  MEASUREMENTS -----------------------------------------------------------------
               Primary proposed insured      5'11"          180
               -----------------------------------------------------------------
               Second proposed insured
               -----------------------------------------------------------------
               AWP applicant
               -----------------------------------------------------------------
================================================================================

ORD 96200-98

PART 2  MEDICAL INFORMATION      APPLICATION FOR LIFE INSURANCE OR POLICY CHANGE
================================================================================
M CATEGORY II  1. Family record
  CHANGES                Current age or       Year and cause
  AND PLANS              age at death         of death
  OTHER THAN   -----------------------------------------------------------------
  GIBRALTAR    Father         65
  (GIB)        -----------------------------------------------------------------
               Brother        30
               -----------------------------------------------------------------
               Brother
               -----------------------------------------------------------------
               Brother
               -----------------------------------------------------------------
                         Current age or      Year and cause
                         age at death        of death
               -----------------------------------------------------------------
               Mother         65
               -----------------------------------------------------------------
               Sister         25
               -----------------------------------------------------------------
               Sister
               -----------------------------------------------------------------
               Sister
               -----------------------------------------------------------------

               2. Has anyone proposed for coverage been diagnosed with or treated by a member of the medical profession for
                  a. chest pain or any disorder of the heart or
                     blood vessels?                               [ ] Yes [X] No
                  b. high blood pressure?                         [ ] Yes [X] No
                  c. cancer, tumor, leukemia, melanoma or
                     lymphoma?                                    [ ] Yes [X] No
                  d. diabetes or high blood sugar?                [ ] Yes [X] No
                  e. mental or psychiatric illness?               [ ] Yes [X] No
                  f. Acquired Immune Deficiency Syndrome (AIDS)
                     or AIDS-Related Complex (ARC)? (MAINE: this
                     question may be answered No if an individual
                     has tested HIV positive and does not have
                     symptoms of the disease AIDS such as dry
                     coughs, skin lesions, weakness, fatigue,
                     weight loss or loss of appetite.)            [ ] Yes [X] No
                  g. infection caused by the Human
                     Immunodeficiency Virus (HIV)? (NOT
                     APPLICABLE IN CALIFORNIA, CONNECTICUT AND
                     MAINE. WISCONSIN: AIDS virus HIV antibody
                     testing is limited to FDA-licensed enzyme
                     immunoassay and confirmatory HIV antibody
                     tests.)                                      [ ] Yes [X] No
                  h. any sexually transmitted diseases?           [ ] Yes [X] No
                  i. asthma or any disorder of the lungs?         [X] Yes [ ] No
                  j. any disorder of the brain or nervous system? [ ] Yes [X] No
                  k. hepatitis or any disorder of the liver,
                     stomach or intestines?                       [ ] Yes [X] No
                  l. any disorder of the kidney or urinary tract? [ ] Yes [X] No

               3. Is anyone proposed for coverage currently
                  taking prescription medication?                 [ ] Yes [X] No

               4. Other than above, has anyone proposed for coverage

                  a. been a patient in a hospital or other
                     medical facility?                            [ ] Yes [X] No
                  b. in the last five years, had or been advised
                     to have surgery, medical tests (other than
                     HIV) or diagnostic procedures such as ECGs,
                     stress tests, X-rays, blood tests urine
                     tests, etc.?                                 [ ] Yes [X] No

               5. Has anyone proposed for coverage

                  a. used, or is he or she now using, cocaine,
                     amphetamines, marijuana, heroin, or other
                     drugs except as prescribed by a member of
                     the medical profession?                      [ ] Yes [X] No

                  b. had or been advised to have treatment or
                     counseling for alcohol or drug use?          [ ] Yes [X] No

               6. Does anyone proposed for coverage have any
                  disease, disorder or condition not previously
                   mentioned?                                     [ ] Yes [X] No

               7. Has anyone proposed for coverage had life or
                  health insurance declined, postponed or issued
                  with an increased premium? (MISSOURI: this
                  question may be answered No if an individual
                  has been declined for coverage.)                [ ] Yes [X] No

               8. Is anyone proposed for coverage currently
                  unable to perform his or her normal daily
                  activities or all normal occupational duties on
                  a full-time basis at the customary place of
                  employment?                                     [ ] Yes [X] No

               9. Has anyone proposed for coverage requested or
                  received disability or compensation benefits?   [ ] Yes [X] No

                                                        (CONTINUED ON NEXT PAGE)
================================================================================
ORD 96200-98

PART 2  MEDICAL INFORMATION      APPLICATION FOR LIFE INSURANCE OR POLICY CHANGE
================================================================================
M CATEGORY II  10. Details of "Yes" answers for questions 2-9
  CHANGES      Question number          Indicate illness, hospitalization,
  AND PLANS    and name of proposed     reason for checkup, medication and any
  OTHER THAN   insured                  advice or treatment given by a medical
  GIBRALTAR                             professional
  (GIB)        -----------------------------------------------------------------
  (CONTINUED)  2.i. John                Cold
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
               Dates and                Name, address and telephone
               duration                 number of medical
               of illness               professionals and hospitals

               10/97                    Dr. Wm. Smith
               -----------------------------------------------------------------
                                        23 Main Street
               -----------------------------------------------------------------
                                        Any City, Any State
               -----------------------------------------------------------------
                                        XXXXX
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               For additional medical details, use another application.
================================================================================
ORD 96200-98

      TERMS AND CONDITIONS

================================================================================

      The words "I" and "my" refer to the primary proposed insured and policyowner or applicant, if other than the primary proposed insured. The word "Company" refers to the company checked at the beginning of this application.

      Unless I have specified a policy date or special payment plan (e.g., government allotment, payroll budget) in this application, I understand that if the initial premium is not paid with this request for coverage, the policy will become effective when all of the following conditions are met:

        o  the policy is issued, delivered and I accept it,

        o the health of all persons proposed for insurance remains as stated in the application and

        o the first premium is paid in full and the check or other form of payment is good and can be collected.

      If the Company enters any change in section J, I approve the change by accepting the policy unless the law requires written consent to changes. No Company representative can make or change a policy, or waive any of the Company's rights or requirements.

      The Company will pay the beneficiary named in the application (or in the policy if requesting a policy change and no beneficiary has been named in the application) any applicable insurance benefit either at the death of the primary insured or at the death of an insured child after the death of the primary insured if there is no insured spouse.

      For policy changes, the existing policyowner and beneficiary designation will be used unless a new policyowner or beneficiary designation is provided in this application.

      The policyowner is either the primary proposed insured or the applicant unless a different policyowner is named in the application. This is subject to any provisions for the automatic transfer of ownership stated in the policy.

      If joint policyowners are named, in the event of the death of one policyowner, the survivor(s) shall be the policyowner(s), unless otherwise specified.


      SIGNATURES

================================================================================

      I certify, affirm and understand the following:

      o To the best of my knowledge and belief, the statements in this application, as well as any forms that the Company designates to be part of the application and that are attached to the policy, are complete, true and correctly recorded.

      o Except for failure to pay premium or fraud, the Company will not contest the validity of this policy or change request after it has been in force during the insured's lifetime for two years from the date it takes effect.

      o I will inform the Company of any changes in my or any proposed insured's health, mental or physical condition, or of any changes to any answers on this application, prior to or upon delivery of this policy.

      o If I have requested the Acceleration of Death Benefits (Living Needs Benefit), I have read the disclosures in the brochure (ORD 87246).

      o I have received and read the Terms and Conditions shown above and the Important Notice About Your Application for Insurance.

      o I believe this policy meets my insurance needs and financial objectives. For a variable product: I acknowledge receipt of a current prospectus for the policy. I understand that the policy's value and death benefit may vary depending on the policy's investment experience.

      o My original signature has been affixed to this application, the original application will be retained by the Company and I will receive a copy identical in form and substance to the original, attached to my policy.


                                                        (CONTINUED ON NEXT PAGE)

================================================================================
ORD 96200-98

================================================================================

      o  NOT APPLICABLE IN ARIZONA, OREGON, AND VERMONT:

           ANY PERSON WHO KNOWINGLY AND INTENTIONALLY GIVES FALSE OR DECEPTIVE INFORMATION WHEN COMPLETING AN APPLICATION FOR INSURANCE OR FILING A CLAIM, FOR THE PURPOSE OF DEFRAUDING AN INSURANCE COMPANY:

           o  may have committed fraud, or may have violated state law.

           o ARKANSAS, HAWAII, MAINE and NEW MEXICO: may be subject to fines, denial of insurance benefits, or confinement in prison,

           o COLORADO: penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.


     Signed at  (Name or City, State)                  on   7/1/99
                --------------------------------------    ----------
                (CITY, STATE)                           MONTH DAY YEAR


SIGNATURE OF PRIMARY PROPOSED INSURED, IF AGE 8 OR OVER,
OR OF CURRENTLY INSURED PERSON, IF POLICY CHANGE       X    /s/ JOHN DOE
                                                        ------------------------

SIGNATURE OF SPOUSE (APPLICABLE IN SOUTH CAROLINA,
IF PROPOSED FOR COVERAGE.)                             X
                                                       -------------------------
SIGNATURE OF POLICYOWNER (IF DIFFERENT FROM THE
PRIMARY PROPOSED INSURED) OR OF EXISTING POLICYOWNER
IF A POLICY CHANGE. IF THE POLICY OWNER IS A FIRM OR
CORPORATION, GIVE THAT COMPANY'S NAME AND HAVE AN
OFFICER SIGN BELOW.                                    X
                                                       -------------------------

SIGNATURE AND TITLE OF OFFICER OF FIRM OR CORPORATION  X
                                                       -------------------------

SIGNATURE OF APPLICANT, IF DIFFERENT FROM PRIMARY
PROPOSED INSURED OR POLICYOWNER                        X
                                                       -------------------------

SIGNATURE OF BENEFICIARY, IF POLICY CHANGE AND RIGHTS
ARE LIMITED                                            X
                                                       -------------------------

SIGNATURE OF WITNESS
(LICENSED WRITING REPRESENTATIVE MUST WITNESS.)        X    /s/ RICHARD ROE
                                                       -------------------------




================================================================================


LICENSED WRITING REPRESENTATIVE'S CERTIFICATION

Do you have any information, other than that stated in this application, which indicates that any proposed insured may replace or change any current insurance or annuity in any company? [ ] Yes [ ] No



SIGNATURE OF WRITING REPRESENTATIVE                    X    /s/ RICHARD ROE
                                                       -------------------------




================================================================================
ORD 96200-98